Fees Summary	May 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 151,200,000	[1]
Total Fee Amount	23,148.72
Total Offset Amount	0
Net Fee	$ 23,148.72

[1]
This estimate is calculated solely for purposes of determining the registration fee for this offering under the Plan. It is not known how many shares will be issued under the Plan. The above calculation is based on the offering of 12,000,000 shares of Common Stock at a purchase price of $12.60 per share, which is the average of the high and low prices of the Common Stock as reported in the New York Stock Exchange on May 16, 2025, which were $12.66 and $12.53, respectively.